                                  EXHIBIT 10.1

                           AGREEMENT AND AMENDMENT TO
                                CREDIT AGREEMENT

     This Agreement and Amendment to Credit Agreement (this "Amendment") dated as of June 30, 2004 among the financial institutions (collectively, the "Banks") party to the Credit Agreement (as such term is hereinafter defined); INTEGRATED ELECTRICAL SERVICES, INC. (the "Borrower"), and BANK ONE, NA, with its main office in Chicago, Illinois, as administrative agent (in such capacity, the "Administrative Agent") for the Banks;

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks and the Administrative Agent executed and delivered that certain Credit Agreement (as heretofore amended and supplemented, the "Credit Agreement") dated as of February 27, 2004; and

     WHEREAS, the Borrower, the Banks and the Administrative Agent now desire to amend the Credit Agreement to modify certain of the financial covenants and limitations on certain Restricted Payments;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

     Section 5.5(b)(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

          (ii) Maximum Total Debt to EBITDA Ratio. As of the last day of the fiscal quarter ending on each date set forth below, the Borrower shall not permit the ratio of (A) the consolidated Total Debt of the Borrower as of such date to (B) the consolidated EBITDA of the Borrower for the four fiscal quarters then ending, to be greater than the corresponding ratio set forth below:

            ------------------------------------------------------------
                                                    Maximum Total
                         Date                    Debt to EBITDA Ratio
            ------------------------------------------------------------
                    June 30, 2004                     4.50 to 1
            ------------------------------------------------------------
                  September 30, 2004                  5.00 to 1
            ------------------------------------------------------------
                  December 31, 2004                   5.50 to 1
            ------------------------------------------------------------
                    March 31, 2005                    5.65 to 1
            ------------------------------------------------------------
                    June 30, 2005                     4.75 to 1
            ------------------------------------------------------------
                  September 30, 2005                  4.50 to 1
            ------------------------------------------------------------
                  December 31, 2005                   4.00 to 1
            ------------------------------------------------------------
                    March 31, 2006
                    and thereafter                    3.85 to 1
            ------------------------------------------------------------

     Section 5.5(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

          (c) Minimum Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter (beginning with the quarter ending June 30, 2004), the Borrower shall not permit the ratio of (i) the consolidated Net EBITDA of the Borrower for the preceding four fiscal quarters then ended to (ii) the consolidated Fixed Charges of the Borrower for the preceding four fiscal quarters then ended to be less than (A) 1.20 to 1 for the quarters ending June 30, September 30 and December 31, 2004; (B) 1.25 to 1 for the quarter ending March 31, 2005, and (C) 1.35 to 1 for each quarter thereafter. Compliance with this paragraph (c) shall be determined in the applicable Compliance Certificate based upon the adjusted financial reports contained in Schedule B of such Compliance Certificate.

     Section 5.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

     5.10 Distributions. The Borrower shall not

          (a) declare or pay any dividends;

          (b) purchase, redeem, retire, or otherwise acquire for value any of its capital stock now or hereafter outstanding;

          (c) make any distribution of assets to its stockholders as such, whether in cash, assets, or in obligations of it;

          (d) allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of, any shares of its capital stock; or

          (e) make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock, except that the Borrower may make payments of dividends on Qualified Preferred Stock; provided, however, that the Borrower may

          (i) declare or pay dividends if (x) no Default has then occurred and is continuing and (y) assuming such dividend had been paid on the last day of the immediately preceding fiscal quarter, (1) the Total Debt to EBITDA ratio, as measured in accordance with Section 5.5(b)(ii), would have been no greater than 2.50 to 1 and (2) no Default (including but not limited to any Default under Section 5.5) would have occurred as of the last day of such quarter;

          (ii) purchase, redeem, retire or otherwise acquire for value any of its capital stock if (x) no Default has then occurred and is continuing and
     (y) assuming such transaction had been consummated on the last day of the immediately preceding fiscal quarter, (1) the Total Debt to EBITDA ratio, as measured in accordance with Section 5.5(b)(ii), would have been no greater than 3.50 to 1 and (2) no Default (including but not limited to any Default under Section 5.5) would have occurred as of the last day of such quarter, and

          (iii) purchase, redeem, retire or otherwise acquire for value its capital stock pursuant to employee stock purchase programs if (x) no Default has then occurred and is continuing and (y) assuming such capital stock had been purchased, redeemed, retired or otherwise acquired for value on the last day of the immediately preceding fiscal quarter, no Default (including but not limited to any Default under Section 5.5) would have occurred as of the last day of such quarter.

     Conditions. This Amendment shall not become effective until (a) it has been executed and delivered by the Borrower and the Majority Banks; (b) the Borrower shall have paid to the Administrative Agent, for the account of each Bank executing and delivering this Amendment before 5:00 p.m., Houston time, on August 12, 2004, an amendment fee at the rate (which shall be the same for all such Banks) heretofore established by the Administrative Agent and the Borrower, and (c) the Administrative Agent shall have received such other documents and instruments as it may reasonably request; provided, however, that if all of such conditions are not satisfied by 5:00 p.m., Houston time, on August 12, 2004, then this Amendment shall be of no force or effect.

     Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default.

     Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Credit Documents are in all respects ratified and confirmed and remain in full force and effect.

     Definitions and References. Any term used herein that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms "Agreement" and "Credit Agreement" as used in the Credit Documents or any other instrument, document or writing furnished to the Administrative Agent or any Bank by the Borrower and referring to the Credit Agreement, shall mean the Credit Agreement as hereby amended.

     Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Banks, the Administrative Agent and their respective successors, assigns, receivers and trustees (but the Borrower shall not assign its rights hereunder without the express prior written consent of the Required Lenders); (b) may be modified or amended only by a writing signed by the party against whom the same is to be enforced; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) together with the other Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

     THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                           BORROWER:

                                           INTEGRATED ELECTRICAL SERVICES, INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           BANKS:

                                           BANK ONE, NA


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           U.S. BANK NATIONAL ASSOCIATION


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           BANK OF SCOTLAND


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                           LaSALLE BANK NATIONAL ASSOCIATION


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           WELLS FARGO BANK, N.A.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                           SOUTHWEST BANK OF TEXAS, N.A.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           FIRST AMERICAN BANK, SSB HOUSTON


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           ALLIED IRISH BANK, P.L.C.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           AIB DEBT MANAGEMENT LIMITED


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           REGIONS BANK


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           FIRST BANK & TRUST


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                           HIBERNIA NATIONAL BANK


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                           RZB FINANCE LLC

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------